UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

SUN HEALTHCARE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: _________________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies: _________________________________________________________________________________________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction: __________________________________________________________________________________________

(5)	Total fee paid: __________________________________________________________________________________________

☐        Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid: ___________________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.: ___________________________________________________________________________________________

(3)	Filing Party: ___________________________________________________________________________________________

(4)	Date Filed: ___________________________________________________________________________________________

Sun Healthcare Group, Inc.
Reports 2012 Second-quarter Operating Results;
Normalized EPS from Continuing Operations of $0.15

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

Irvine, Calif. (July 31, 2012)—Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced its operating results for the second quarter ended June 30, 2012.

Highlights of continuing operations:

●	consolidated revenues were $457.1 million for the quarter, down 2.9 percent as compared to the same period in 2011;
●	consolidated normalized adjusted EBITDAR was $56.2 million for the quarter representing a normalized adjusted EBITDAR margin of 12.3 percent; and
●	normalized earnings per share was $0.15 for the quarter.

Segment Updates

Revenue from Sun’s inpatient services business totaled $405.1 million in the second quarter, down $13.4 million, or 3.2 percent, from the second quarter of 2011. The year-over-year decrease in revenues resulted principally from the reduction in Medicare rates as mandated by the CMS Final Rule and implemented on October 1, 2011. Overall patient volumes remained stable at 87.2 percent occupancy for the quarter, consistent with occupancy in both the year-over-year and sequential quarters. The decrease in revenues further resulted in a decrease in adjusted EBITDAR for inpatient services, partially offset by the company’s ongoing cost mitigation activities. Adjusted EBITDAR for the quarter was $66.3 million, down $10.9 million or 14.1 percent from the prior year second quarter, while adjusted EBITDAR margin for the quarter was 16.4 percent, down 200 basis points from the prior year second quarter.

As previously disclosed, the Company classified certain operations within its inpatient services business as discontinued. Financial results from these operations are reflected in discontinued operations in Sun’s income statement and excluded from its discussion of ongoing operations.  Discontinued operations include eight skilled nursing centers and one assisted living center located in the Oklahoma and Rhode Island markets. Discontinued operations include the losses incurred from operating those discontinued centers. The Company is seeking to sell the discontinued centers to unaffiliated third-party operators.

Included in the inpatient services business segment are $15.9 million of revenues from SolAmor, Sun’s hospice division, which experienced year-over-year revenue growth of $1.0 million or 6.5 percent in the quarter. SolAmor’s adjusted EBITDAR was $3.8 million in the second quarter and adjusted EBITDAR margin was 24.2 percent.

           SunDance, Sun’s rehabilitation therapy services business, reported second-quarter revenues of $62.0 million, adjusted EBITDAR of $4.0 million and an adjusted EBITDAR margin of 6.4 percent, up 40 basis points year over year. Ongoing changes to SunDance’s therapy-delivery processes in response to the CMS Final Rule continued to mitigate the rule’s impact.

           CareerStaff, Sun’s medical staffing services business, reported revenues of $23.5 million, up 3.6 percent year over year, adjusted EBITDAR of $2.0 million and adjusted EBITDAR margin of 8.6 percent, up 60 basis points year over year. On a sequential quarter basis, CareerStaff experienced 2.7 percent revenue growth while billable hours increased on both a sequential quarter and year-over-year basis for the second quarter in a row.

Cash Flow

At June 30, 2012, Sun had $43.6 million in cash and cash equivalents and $89.2 million of long-term debt. During the second quarter, Sun generated cash flow from operations of $7.0 million and used $7.9 million of cash for capital investments. On a normalized basis, operating cash flow for the quarter was $12.9 million after adding back the $5.9 million of Medicaid funds which were temporarily held back by Massachusetts in June 2012 but which were subsequently received by Sun in July 2012.

Transaction Update; Withdrawal of Guidance

The Company filed its definitive proxy statement concerning the transaction with Genesis HealthCare with the Securities and Exchange Commission on July 24, 2012. The Company has commenced mailing the proxy statement to stockholders of the Company and will hold a special stockholders meeting concerning the transaction on September 5, 2012. As previously announced, the closing is expected to occur in the fall. In connection with the transaction, the Company incurred $1.8 million of transaction costs through the six months ended June 30, 2012, which were primarily comprised of legal fees and financial advisory fees. Due to the pending transaction with Genesis HealthCare, the Company is withdrawing its 2012 financial guidance. As previously announced, the Company will not hold a quarterly conference call to discuss its second-quarter results.

Additional Information and Where to Find It

In connection with the proposed transaction with Genesis HealthCare, the Company has filed a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). Investors and stockholders of the Company are urged to read the definitive proxy statement and other relevant documents because they will contain important information about the transaction. Copies of these documents may be obtained free of charge by making a request to the Company’s Investor Relations Department either in writing to Sun Healthcare Group, Inc., 101 Sun Avenue, N.E., Albuquerque, New Mexico 87109, or by telephone to (505) 468-2341. In addition, documents filed with the SEC by the Company may be obtained free of charge at the SEC’s website at www.sec.gov or by clicking on “SEC Filings” on the Company’s website at www.sunh.com.

The Company and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the transaction. Information concerning the ownership of the Company’s securities by the Company’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information is also available in the Company’s definitive proxy statement in connection with the proposed transaction.

About Sun Healthcare Group, Inc.

           Sun Healthcare Group, Inc. (NASDAQ: SUNH) is a healthcare services company, serving principally the senior population, with consolidated annual revenues in excess of $1.9 billion and approximately 28,000 employees in 46 states. Sun's services are provided through its subsidiaries: as of June 30, 2012, SunBridge Healthcare and its subsidiaries’ continuing operations include 158 skilled nursing centers, 13 combined skilled nursing, assisted and independent living centers, 10 assisted living centers, two independent living centers and seven mental health centers with an aggregate of 21,349 licensed beds in 23 states; SunDance Rehabilitation provides rehabilitation therapy services to affiliated and non-affiliated centers in 36 states; CareerStaff Unlimited provides medical staffing services in 40 states; and SolAmor Hospice provides hospice services in 11 states. For more information, go to www.sunh.com.

Forward-looking Statements

           Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Forward-looking statements in this release include all statements regarding the expected continuing effect of the Company’s cost-mitigation and therapy-delivery plans to mitigate the impact on the Company’s business of the CMS Final Rule and the Company’s expectations regarding the closing of the transaction with Genesis Healthcare. Factors that could cause actual results to differ are identified in filings made by the Company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements, including with respect to the CMS Final Rule, and the Company’s ability to mitigate the impact of such changes; the impact that healthcare reform legislation will have on the Company's business; the ability to maintain the occupancy rates and payor mix at the Company's healthcare centers; potential liability for losses not covered by, or in excess of, insurance; the effects of government regulations and investigations; the ability of the Company to collect its accounts receivable on a timely basis; the amount of the Company's indebtedness; covenants in debt agreements and leases that may restrict the Company's activities, including the Company's ability to make acquisitions and incur more indebtedness on favorable terms; the impact of the economic downturn on the business; increasing labor costs and the shortage of qualified healthcare personnel; the Company's ability to receive increases in reimbursement rates from government payors to cover increased costs; delays in or failure to satisfy required conditions to the closing of the proposed merger with Genesis Healthcare, including the receipt of required regulatory approvals with respect to the transaction and approval of the acquisition by the Company’s stockholders; failure to consummate or delay in consummating the transaction for other reasons; and disruption from the transaction making it more difficult to maintain relationships with customers and employees. More information on factors that could affect the Company's business and financial results are included in Sun's filings made with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun's web site, www.sunh.com. There may be additional risks of which the Company is presently unaware or that it currently deems immaterial.

               The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control. Sun cautions investors that any forward-looking statements made by Sun are not guarantees of future performance and are only made as of the date of this release. Sun disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

           EBITDA, adjusted EBITDA, adjusted EBITDAR and free cash flow, as used in this press release and in the accompanying tables, which are non-GAAP financial measures, are each reconciled to their respective GAAP-recognized financial measures in the accompanying tables.

# # #

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2012	June 30, 2011

Revenue	$457,142	$470,575

Center rent expense	36,522	35,750

Depreciation and amortization	8,504	7,629

Interest expense, net	4,429	4,854

Pre-tax income	4,874	19,339

Income tax expense	1,901	7,894

Income from continuing operations	2,973	11,445

Loss from discontinued operations	(3,953)	(1,499)

Net (loss) income	$(980)	$9,946

Diluted (loss) income per share	$(0.04)	$0.38

Adjusted EBITDAR	$54,329	$67,739
Margin - Adjusted EBITDAR	11.9%	14.4%

Adjusted EBITDAR normalized	$56,167	$67,739
Margin - Adjusted EBITDAR normalized	12.3%	14.4%

Adjusted EBITDA	$17,807	$31,989
Margin - Adjusted EBITDA	3.9%	6.8%

Adjusted EBITDA normalized	$19,645	$31,989
Margin - Adjusted EBITDA normalized	4.3%	6.8%

Pre-tax income continuing operations - normalized	$6,712	$19,339

Income tax expense - normalized	$2,618	$7,894

Income from continuing operations - normalized	$4,094	$11,445

Diluted earnings per share from continuing operations - normalized	$0.15	$0.44

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."

See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

1 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2012	June 30, 2011

Revenue	$915,635	$936,883

Center rent expense	72,899	71,442

Depreciation and amortization	16,934	15,077

Interest expense, net	8,839	9,853

Pre-tax income	7,921	35,575

Income tax expense	3,089	14,512

Income from continuing operations	4,832	21,063

Loss from discontinued operations	(5,599)	(3,005)

Net (loss) income	$(767)	$18,058

Diluted (loss) income per share	$(0.03)	$0.70

Adjusted EBITDAR	$106,593	$132,250
Margin - Adjusted EBITDAR	11.6%	14.1%

Adjusted EBITDAR normalized	$108,431	$132,250
Margin - Adjusted EBITDAR normalized	11.8%	14.1%

Adjusted EBITDA	$33,694	$60,808
Margin - Adjusted EBITDA	3.7%	6.5%

Adjusted EBITDA normalized	$35,532	$60,808
Margin - Adjusted EBITDA normalized	3.9%	6.5%

Pre-tax income continuing operations - normalized	$9,759	$35,575

Income tax expense - normalized	$3,806	$14,512

Income from continuing operations - normalized	$5,953	$21,063

Diluted earnings per share from continuing operations - normalized	$0.22	$0.81

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."

See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

2 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	June 30, 2012	December 31, 2011
	(unaudited)	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$43,648	$57,908
Restricted cash	14,330	15,706
Accounts receivable, net	212,831	202,229
Prepaid expenses and other assets	27,093	29,075
Assets held for sale	4,537	-
Deferred tax assets	63,018	63,170

Total current assets	365,457	368,088

Property and equipment, net	145,673	148,298
Intangible assets, net	33,991	35,294
Goodwill	34,905	34,496
Restricted cash, non-current	354	353
Deferred tax assets	124,382	123,974
Other assets	43,152	45,163

Total assets	$747,914	$755,666

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$44,603	$55,888
Accrued compensation and benefits	63,878	61,101
Accrued self-insurance obligations, current portion	57,628	57,810
Other accrued liabilities	47,638	43,139
Current portion of long-term debt and capital lease obligations	967	1,017

Total current liabilities	214,714	218,955

Accrued self-insurance obligations, net of current portion	155,048	157,267
Long-term debt and capital lease obligations, net of current portion	88,242	88,768
Unfavorable lease obligations, net	5,880	7,110
Other long-term liabilities	56,107	58,110

Total liabilities	519,991	530,210

Stockholders' equity:
Preferred stock of $.01 par value, authorized 3,333 shares, zero shares were issued and outstanding as of June 30, 2012 and December 31, 2011	-	-
Common stock of $.01 par value, authorized 41,667 shares, 25,535 and 25,146 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	255	251
Additional paid-in capital	730,242	726,861
Accumulated deficit	(501,194)	(500,427)
Accumulated other comprehensive loss, net	(1,380)	(1,229)
	227,923	225,456
Total liabilities and stockholders' equity	$747,914	$755,666

3 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2012	June 30, 2011
	(unaudited)	(unaudited)

Total net revenues	$457,142	$470,575
Costs and expenses:
Operating salaries and benefits	259,506	263,461
Self-insurance for workers' compensation and general and professional liability insurance	13,190	14,541
Operating administrative costs	11,703	13,305
Other operating costs	95,429	92,159
Center rent expense	36,522	35,750
General and administrative expenses	16,048	14,952
Depreciation and amortization	8,504	7,629
Provision for losses on accounts receivable	5,099	4,418
Interest, net of interest income of $67 and $82, respectively	4,429	4,854
Transaction costs	1,838	-
Restructuring costs	-	167
Total costs and expenses	452,268	451,236

Income before income taxes and discontinued operations	4,874	19,339
Income tax expense	1,901	7,894
Income from continuing operations	2,973	11,445

Loss from discontinued operations, net	(3,953)	(1,499)

Net (loss) income	$(980)	$9,946

Basic loss per common and common equivalent share:
Income from continuing operations	$0.11	$0.44
Loss from discontinued operations, net	(0.15)	(0.06)
Net (loss) income	$(0.04)	$0.38

Diluted loss per common and common equivalent share:
Income from continuing operations	$0.11	$0.44
Loss from discontinued operations, net	(0.15)	(0.06)
Net (loss) income	$(0.04)	$0.38

Weighted average number of common and common equivalent shares outstanding:
Basic	27,039	26,146
Diluted	27,039	26,187

4 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2012	June 30, 2011
	(unaudited)	(unaudited)

Total net revenues	$915,635	$936,883
Costs and expenses:
Operating salaries and benefits	520,595	525,943
Self-insurance for workers' compensation and general and professional liability insurance	28,507	29,098
Operating administrative costs	24,110	26,372
Other operating costs	191,995	183,294
Center rent expense	72,899	71,442
General and administrative expenses	32,089	30,331
Depreciation and amortization	16,934	15,077
Provision for losses on accounts receivable	9,908	9,595
Interest, net of interest income of $135 and $140, respectively	8,839	9,853
Transaction costs	1,838	-
Restructuring costs	-	303
Total costs and expenses	907,714	901,308

Income before income taxes and discontinued operations	7,921	35,575
Income tax expense	3,089	14,512
Income from continuing operations	4,832	21,063

Loss from discontinued operations, net	(5,599)	(3,005)

Net (loss) income	$(767)	$18,058

Basic loss per common and common equivalent share:
Income from continuing operations	$0.18	$0.81
Loss from discontinued operations, net	(0.21)	(0.11)
Net (loss) income	$(0.03)	$0.70

Diluted loss per common and common equivalent share:
Income from continuing operations	$0.18	$0.81
Loss from discontinued operations, net	(0.21)	(0.11)
Net (loss) income	$(0.03)	$0.70

Weighted average number of common and common equivalent shares outstanding:
Basic	26,542	25,899
Diluted	26,542	25,967

5 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2012	June 30, 2011
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net (loss) income	$(980)	$9,946
Adjustments to reconcile net (loss) income to net cash provided by operating activities, including discontinued operations:
Depreciation and amortization	8,504	7,863
Amortization of favorable and unfavorable lease intangibles	(507)	(490)
Provision for losses on accounts receivable	5,341	4,860
Loss on sale of assets, including discontinued operations, net	69	-
Stock-based compensation expense	1,576	1,352
Deferred taxes	103	7,944
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(11,428)	(7,185)
Restricted cash	(6)	18
Prepaid expenses and other assets	573	439
Accounts payable	(4,078)	(1,582)
Accrued compensation and benefits	7,384	(4,018)
Accrued self-insurance obligations	68	(2,569)
Income taxes payable	-	(478)
Other accrued liabilities	2,892	(216)
Other long-term liabilities	(2,481)	(492)
Net cash provided by operating activities	7,030	15,392

Cash flows from investing activities:
Capital expenditures	(7,868)	(9,319)
Acquisitions, net of cash acquired	-	(356)
Net cash used for investing activities	(7,868)	(9,675)

Cash flows from financing activities:
Principal repayments of long-term debt and capital lease obligations	(285)	(2,800)
Net cash used for financing activities	(285)	(2,800)

Net (decrease) increase in cash and cash equivalents	(1,123)	2,917
Cash and cash equivalents at beginning of period	44,771	85,572
Cash and cash equivalents at end of period	$43,648	$88,489

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$7,030	$15,392
Capital expenditures	(7,868)	(9,319)
Free cash flow	$(838)	$6,073

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.
Free cash flow is used by management to evaluate discretionary cash flow potentially available for principal repayment and other financing activities.

6 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2012	June 30, 2011
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net (loss) income	$(767)	$18,058
Adjustments to reconcile net (loss) income to net cash provided by operating activities, including discontinued operations:
Depreciation and amortization	17,086	15,544
Amortization of favorable and unfavorable lease intangibles	(1,020)	(974)
Provision for losses on accounts receivable	10,463	10,504
Loss on sale of assets, including discontinued operations, net	69	-
Stock-based compensation expense	3,808	2,801
Deferred taxes	(157)	9,976
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(21,209)	(12,578)
Restricted cash	1,375	(1,928)
Prepaid expenses and other assets	2,325	190
Accounts payable	(10,114)	(3,501)
Accrued compensation and benefits	2,777	(580)
Accrued self-insurance obligations	(2,401)	(3,912)
Other accrued liabilities	4,423	(946)
Other long-term liabilities	(2,254)	(1,218)
Net cash provided by operating activities	4,404	31,436

Cash flows from investing activities:
Capital expenditures	(17,829)	(18,156)
Acquisitions, net of cash acquired	(260)	(356)
Net cash used for investing activities	(18,089)	(18,512)

Cash flows from financing activities:
Borrowings of long-term debt
Principal repayments of long-term debt and capital lease obligations	(575)	(5,598)
Net cash used for financing activities	(575)	(5,598)

Net decrease in cash and cash equivalents	(14,260)	7,326
Cash and cash equivalents at beginning of period	57,908	81,163
Cash and cash equivalents at end of period	$43,648	$88,489

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$4,404	$31,436
Capital expenditures	(17,829)	(18,156)
Free cash flow	$(13,425)	$13,280

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.
Free cash flow is used by management to evaluate discretionary cash flow potentially available for principal repayment and other financing activities.

7 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2012	June 30, 2011
	(unaudited)	(unaudited)

Total net revenues	$457,142	$470,575

Net (loss) income	$(980)	$9,946

Income from continuing operations	2,973	11,445

Income tax expense	1,901	7,894

Interest, net	4,429	4,854

Depreciation and amortization	8,504	7,629

EBITDA	$17,807	$31,822

Restructuring costs	-	167

Adjusted EBITDA	$17,807	$31,989

Center rent expense	36,522	35,750

Adjusted EBITDAR	$54,329	$67,739

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before restructuring costs.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because Adjusted EBITDA and Adjusted EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations.  Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

8 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2012	June 30, 2011
	(unaudited)	(unaudited)

Total net revenues	$915,635	$936,883

Net (loss) income	$(767)	$18,058

Income from continuing operations	4,832	21,063

Income tax expense	3,089	14,512

Interest, net	8,839	9,853

Depreciation and amortization	16,934	15,077

EBITDA	$33,694	$60,505

Restructuring costs	-	303

Adjusted EBITDA	$33,694	$60,808

Center rent expense	72,899	71,442

Adjusted EBITDAR	$106,593	$132,250

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before restructuring costs.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Adjusted EBITDA and Adjusted EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations.  Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

9 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended June 30, 2012
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$405,135	$29,197	$22,804	$6	$-	$457,142

Affiliated revenue	-	32,804	719	-	(33,523)	-

Total revenue	$405,135	$62,001	$23,523	$6	$(33,523)	$457,142

Income (loss) from continuing operations	$22,975	$3,551	$1,676	$(25,229)	$-	$2,973

Income tax expense	-	-	-	1,901	-	1,901

Interest, net	(8)	-	(3)	4,440	-	4,429

Depreciation and amortization	7,115	260	187	942	-	8,504

EBITDA	$30,082	$3,811	$1,860	$(17,946)	$-	$17,807

Restructuring costs	-	-	-	-	-	-

Adjusted EBITDA	$30,082	$3,811	$1,860	$(17,946)	$-	$17,807

Center rent expense	36,207	145	170	-	-	36,522

Adjusted EBITDAR	$66,289	$3,956	$2,030	$(17,946)	$-	$54,329

Normalized Adjusted EBITDA	$30,082	$3,811	$1,860	$(16,108)	$-	$19,645
Normalized Adjusted EBITDAR	$66,289	$3,956	$2,030	$(16,108)	$-	$56,167

Adjusted EBITDA margin	7.4%	6.1%	7.9%			3.9%

Adjusted EBITDAR margin	16.4%	6.4%	8.6%			11.9%

Normalized Adjusted EBITDA margin	7.4%	6.1%	7.9%			4.3%

Normalized Adjusted EBITDAR margin	16.4%	6.4%	8.6%			12.3%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

10 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Six Months Ended June 30, 2012
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$810,923	$59,826	$44,873	$13	$-	$915,635

Affiliated revenue	-	66,267	1,550	-	(67,817)	-

Total revenue	$810,923	$126,093	$46,423	$13	$(67,817)	$915,635

Income (loss) from continuing operations	$42,323	$7,313	$3,108	$(47,912)	$-	$4,832

Income tax expense	-	-	-	3,089	-	3,089

Interest, net	(28)	-	(3)	8,870	-	8,839

Depreciation and amortization	14,144	511	371	1,908	-	16,934

EBITDA	$56,439	$7,824	$3,476	$(34,045)	$-	$33,694

Restructuring costs	-	-	-	-	-	-

Adjusted EBITDA	$56,439	$7,824	$3,476	$(34,045)	$-	$33,694

Center rent expense	72,282	279	338	-	-	72,899

Adjusted EBITDAR	$128,721	$8,103	$3,814	$(34,045)	$-	$106,593

Normalized Adjusted EBITDA	$56,439	$7,824	$3,476	$(32,207)	$-	$35,532
Normalized Adjusted EBITDAR	$128,721	$8,103	$3,814	$(32,207)	$-	$108,431

Adjusted EBITDA margin	7.0%	6.2%	7.5%			3.7%

Adjusted EBITDAR margin	15.9%	6.4%	8.2%			11.6%

Normalized Adjusted EBITDA margin	7.0%	6.2%	7.5%			3.9%

Normalized Adjusted EBITDAR margin	15.9%	6.4%	8.2%			11.8%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Year to Date Comparison."

11 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended June 30, 2011
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$418,584	$29,979	$21,998	$14	$-	$470,575

Affiliated revenue	-	33,225	699	-	(33,924)	-

Total revenue	$418,584	$63,204	$22,697	$14	$(33,924)	$470,575

Income (loss) from continuing operations	$35,202	$3,427	$1,462	$(28,646)	$-	$11,445

Income tax expense	-	-	-	7,894	-	7,894

Interest, net	(31)	-	-	4,885	-	4,854

Depreciation and amortization	6,354	227	187	861	-	7,629

EBITDA	$41,525	$3,654	$1,649	$(15,006)	$-	$31,822

Restructuring costs	167	-	-	-	-	167

Adjusted EBITDA	$41,692	$3,654	$1,649	$(15,006)	$-	$31,989

Center rent expense	35,453	127	170	-	-	35,750

Adjusted EBITDAR	$77,145	$3,781	$1,819	$(15,006)	$-	$67,739

Adjusted EBITDA margin	10.0%	5.8%	7.3%			6.8%

Adjusted EBITDAR margin	18.4%	6.0%	8.0%			14.4%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."

12 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Six Months Ended June 30, 2011
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$832,471	$60,077	$44,314	$21	$-	$936,883

Affiliated revenue	-	65,920	1,321	-	(67,241)	-

Total revenue	$832,471	$125,997	$45,635	$21	$(67,241)	$936,883

Income (loss) from continuing operations	$68,541	$6,199	$2,861	$(56,538)	$-	$21,063

Income tax expense	-	-	-	14,512	-	14,512

Interest, net	(37)	-	1	9,889	-	9,853

Depreciation and amortization	12,560	453	374	1,690	-	15,077

EBITDA	$81,064	$6,652	$3,236	$(30,447)	$-	$60,505

Restructuring costs	303	-	-	-	-	303

Adjusted EBITDA	$81,367	$6,652	$3,236	$(30,447)	$-	$60,808

Center rent expense	70,845	254	343	-	-	71,442

Adjusted EBITDAR	$152,212	$6,906	$3,579	$(30,447)	$-	$132,250

Adjusted EBITDA margin	9.8%	5.3%	7.1%			6.5%

Adjusted EBITDAR margin	18.3%	5.5%	7.8%			14.1%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to
Adjusted EBITDA and Adjusted EBITDAR."

13 of 16

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2012		2011		2012		2011
Consolidated Company

Revenues - Non-affiliated (in thousands)
Skilled Nursing and similar facilities	$388,810		$403,221		$779,244		$802,775
Hospice	15,869		14,907		30,771		28,762
Other - Inpatient Services	456		456		908		934
Inpatient Services	405,135		418,584		810,923		832,471

Rehabilitation Therapy Services	29,197		29,979		59,826		60,077
Medical Staffing Services	22,804		21,998		44,873		44,314
Other - non-core businesses	6		14		13		21
Total	$457,142		$470,575		$915,635		$936,883

Revenue Mix - Non-affiliated (in thousands)
Medicare	$133,399	29%	$154,193	33%	$269,688	29%	$305,443	33%
Medicaid	188,851	41%	179,578	38%	375,293	41%	357,223	38%
Private and Other	106,376	24%	108,343	23%	213,636	24%	217,629	23%
Managed Care / Insurance	23,405	5%	23,347	5%	46,743	5%	46,356	5%
Veterans	5,111	1%	5,114	1%	10,275	1%	10,232	1%
Total	$457,142	100%	$470,575	100%	$915,635	100%	$936,883	100%

Inpatient Services Stats

Number of centers:	190		190		190		190
Number of available beds:	20,756		20,820		20,756		20,820
Occupancy %:	87.2%		87.2%		87.2%		87.4%

Payor Mix % based on patient days:
Medicare - SNF Beds	14.8%		15.9%		15.0%		15.9%
Managed care / Ins. - SNF Beds	4.1%		4.0%		4.0%		4.1%
Total SNF skilled mix	18.9%		19.9%		19.0%		20.0%

Medicare	13.5%		14.6%		13.7%		14.5%
Medicaid	63.7%		62.0%		63.5%		62.1%
Private and Other	17.7%		18.4%		17.8%		18.4%
Managed Care / Insurance	3.8%		3.7%		3.7%		3.7%
Veterans	1.3%		1.3%		1.3%		1.3%

Revenue Mix % of revenues:
Medicare - SNF Beds	30.8%		35.2%		31.2%		35.1%
Managed care / Ins. - SNF Beds	6.1%		5.9%		6.1%		5.9%
Total SNF skilled mix	36.9%		41.1%		37.3%		41.0%

Medicare	31.8%		35.8%		32.1%		35.6%
Medicaid	46.6%		42.9%		46.3%		42.9%
Private and Other	14.6%		14.6%		14.6%		14.8%
Managed Care / Insurance	5.7%		5.5%		5.7%		5.5%
Veterans	1.3%		1.2%		1.3%		1.2%

Revenues PPD:
Medicare (Part A)	$461.80		$520.51		$462.46		$521.31
Medicare Blended Rate (Part A & B)	$508.06		$557.95		$507.02		$558.11
Medicaid	$180.08		$175.49		$179.36		$174.59
Medicaid, net of provider taxes	$162.91		$160.19		$162.26		$159.41
Private and Other	$190.00		$188.15		$190.09		$192.13
Managed Care / Insurance	$371.57		$380.42		$376.47		$374.50
Veterans	$245.54		$246.89		$248.31		$246.20

Rehab contracts

Affiliated	178		179		178		179
Non-affiliated	332		342		332		342

Average Qtrly Revenue per Contract (in thousands)	$122		$121		$124		$121

14 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 2nd QUARTER 2012
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net (Loss) Income

As Reported 2nd QUARTER 2012	$457,142	$54,329	$17,807	$4,874	$2,973	$(3,953)	$(980)
Percent of Revenue		11.9%	3.9%	1.1%	0.7%	-0.9%	-0.2%

Normalizing Adjustments:

Transaction costs	-	1,838	1,838	1,838	1,121	-	1,121

Normalized As Reported-2nd QUARTER 2012	$457,142	$56,167	$19,645	$6,712	$4,094	$(3,953)	$141
Percent of Revenue		12.3%	4.3%	1.5%	0.9%	-0.9%	0.0%

As Reported					$0.11	$(0.15)	$(0.04)
Diluted EPS: As Normalized					$0.15	$(0.14)	$0.01

	AS REPORTED - 2nd QUARTER 2011
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 2nd QUARTER 2011	$470,575	$67,739	$31,989	$19,339	$11,445	$(1,499)	$9,946
Percent of Revenue		14.4%	6.8%	4.1%	2.4%	-0.3%	2.1%

Normalizing Adjustments:

None	-	-	-	-	-	-	-

Normalized As Reported-2nd QUARTER 2011	$470,575	$67,739	$31,989	$19,339	$11,445	$(1,499)	$9,946
Percent of Revenue		14.4%	6.8%	4.1%	2.4%	-0.3%	2.1%

As Reported					$0.44	$(0.06)	$0.38
Diluted EPS: As Normalized					$0.44	$(0.06)	$0.38

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to Adjusted EBITDA and Adjusted EBITDAR."

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of transaction costs associated with the Company's sale to Genesis Healthcare.

Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

15 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - SIX MONTHS 2012
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net (Loss) Income

As Reported - Six Months 2012	$915,635	$106,593	$33,694	$7,921	$4,832	$(5,599)	$(767)
Percent of Revenue		11.6%	3.7%	0.9%	0.5%	-0.6%	-0.1%

Normalizing Adjustments:

Transaction costs	-	1,838	1,838	1,838	1,121	-	1,121

Normalized As Reported-Six Months 2012	$915,635	$108,431	$35,532	$9,759	$5,953	$(5,599)	$354
Percent of Revenue		11.8%	3.9%	1.1%	0.7%	-0.6%	0.0%

As Reported					$0.18	$(0.21)	$(0.03)
Diluted EPS: As Normalized					$0.22	$(0.21)	$0.01

	AS REPORTED - SIX MONTHS 2011
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Six Months 2011	$936,883	$132,250	$60,808	$35,575	$21,063	$(3,005)	$18,058
Percent of Revenue		14.1%	6.5%	3.8%	2.2%	-0.3%	1.9%

Normalizing Adjustments:

None	-	-	-	-	-	-	-

Normalized As Reported-Six Months 2011	$936,883	$132,250	$60,808	$35,575	$21,063	$(3,005)	$18,058
Percent of Revenue		14.1%	6.5%	3.8%	2.2%	-0.3%	1.9%

As Reported					$0.81	$(0.11)	$0.70
Diluted EPS: As Normalized					$0.81	$(0.11)	$0.70

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Loss to Adjusted EBITDA and Adjusted EBITDAR."

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of transaction costs associated with the Company's sale to Genesis Healthcare.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 16